                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              ABSOLUTEFUTURE.COM
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                      [LETTERHEAD OF ABSOLUTEFUTURE.COM]
                        10900 NE 8th Street, Suite 1414
                              Bellevue, WA 98004

       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 27, 2000

  The Annual Meeting of Shareholders of AbsoluteFuture.com. (the "Company") will be held at 10:00 a.m. on June 27, 2000 at the offices of the Corporation, 10900 N.E. 8th Street, Second Floor Conference Room, Bellevue, Washington 98004 for the following purposes:

  1. To elect a Board of Directors consisting of three persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified.

  2. To ratify the selection of KPMG LLP as independent auditors to the Company for the year ended December 31, 2000.

  3. To approve the Company's 1999 Stock Option and Stock Incentive Compensation Plan, as amended, which is attached as Appendix A and B to the Proxy Statement.

  4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

  The Board of Directors is not aware of any other business to come before the Annual Meeting.

  The Board of Directors has fixed April 28, 2000 as the date of record for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of and to vote at the meeting or adjournment.

  Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. If you attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting. A list of shareholders will be available for inspection by the shareholders at the Company's offices.

                                          By Order of the Board of Directors

                                          /s/ Brian P. Abeel

                                          Brian P. Abeel
                                          Secretary

May 26, 2000

                              ABSOLUTEFUTURE.COM
                        10900 NE 8th Street, Suite 1414
                              Bellevue, WA 98004

                               ----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                          To be held on June 27, 2000

                                 INTRODUCTION

  The enclosed Proxy is solicited by and on behalf of the Board of Directors Of AbsoluteFuture.com, a Nevada corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Second Floor Conference Room, 10900 N.E. 8th Street, Bellevue, WA 98004 at 10:00 a.m. on June 27, 2000 and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about May 26, 2000.

  The matters listed below will be considered and voted upon at the meeting:

  1. To elect a Board of Directors consisting of three persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified;

  2. To ratify the selection of KPMG LLP to conduct the annual audit of the Company for the year ended December 31, 2000

  3. To approve the Company's 1999 Stock Option and Stock Incentive Compensation Plan as amended, which is attached as Appendix A and B to the Proxy Statement;

  4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

                                    PROXIES

  The Board of Directors is soliciting the enclosed proxy for use at the Annual Meeting and any adjournments of that meeting and will not vote the proxy at any other meeting. Shares of common stock as to which Proxies have been executed, and not properly revoked by the shareholder in accordance with the next paragraph, will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "For" Management's nominees for Director, "For" ratifying the selection of KPMG LLP as independent auditors, "For" the approval of the Company's 1999 Stock Option and Stock Incentive Compensation Plan, and will be voted at the discretion of the proxy with respect to other matters which may properly come before the meeting pursuant to item 4 above.

  A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company either a written revocation or a duly executed Proxy bearing a later date. Additionally, attendance at the meeting and voting shares in person will revoke any prior proxy relating to such shares. However, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any notice revoking a proxy should be sent to the Secretary of the Company, Brian Abeel, at AbsoluteFuture.com, 10900 N.E. 8th Street, Suite 1414, Bellevue, WA 98004.

                                    QUORUM

  The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting.

                                    VOTING

  Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

  All of the officers and directors and their affiliates (who own in the aggregate approximately 5,170,638 of the shares outstanding) have informed the Company that they intend to vote in favor of management's nominees for directors as set forth herein.

                       RECORD DATE AND VOTING SECURITIES

  The Board of Directors has fixed April 28, 2000, as the record date (the "Record Date") for determining the holders of the Company's Common Stock who are entitled to receive notice of, and to vote at, the Annual Meeting. The total number of outstanding shares of the Company's Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on the Record Date was 21,318,000. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting. Holders of the voting securities will be entitled to one vote per share held and will not be entitled to cumulative voting rights in the election of directors.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company will consist of three directors, who will be elected at the Annual Meeting to serve until their successors are elected at the next annual meeting of shareholders. The current Board of Directors of the Company consists of Graham Andrews, Michael Foley, Alina Nikolaeva and Patrick Charles. Each of these persons has agreed to be renominated to stand for election to the position of director at the annual shareholders meeting except for Patrick Charles who has declined to stand for reelection. If one or more of the nominees is unable to serve or for good cause will not serve at the time of the meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors.

  A quorum being present, the three nominees for election to the Board of Directors who receive the largest number of the votes cast for the election of directors by the holders of voting shares present in person or represented by proxy will be elected directors. Each shareholder will be entitled to one vote for each voting share held by that shareholder, and will not be entitled to cumulate votes in the election of directors. Under applicable Nevada law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

Nominees for Election to the Board of Directors

        Name                Age         Principal Occupation          Director Since
        ----                ---         --------------------          --------------
   Graham Andrews..........  45 Chief Executive Officer and President      1999
   Michael Foley...........  45 Director and Secretary                     1999
   Alina Nikolaeva.........  33 Director                                   1999

  Set forth below is information regarding these nominees for director:

  Graham Andrews, M.A. Ph.D. Mr. Andrews has been president and chief executive officer of the Company since December 9, 1998. During the past five years, Mr. Andrews has served as a director of Butte Mining plc (London Stock Exchange) and Gem River Corporation (Alberta Stock Exchange). He holds a first class honors degree in mathematics from Oxford University and a Ph.D. in mathematics from Heriot-Watt University in Edinburgh. He has held various senior corporate finance positions, including British Petroleum plc (now BP-Amoco), Chase Investment Bank (part of the Chase Manhattan Bank), NatWest Bank and W I Carr Limited (part of the Banque Indosuez Group). He is also president and a director of Consolidated Fortress Resources Inc., which is quoted on the Canadian Venture Exchange, Chairman of the Board of York Energy, Ltd, which is quoted on the OFEX Trading Facility in London and as a director of Vantex Oil, Gas and Minerals, Ltd which is quoted on the Montreal Stock Exchange.

  Michael Foley. Mr. Foley became a director and secretary of the Company in June 1999. From 1994 to September 1999, he was a director of Westward Exploration, Ltd., which is quoted on the Canadian Venture Exchange. He has been a director of Winfield Resources Limited, which is to be quoted on the Canadian Venture Exchange since its formation in 1998. Mr. Foley is the President of Chase Development Corporation, a private investment Company where he has served over five years.

  Alina Nikolaeva. Ms. Nikolaeva has been a director of the company since December 9, 1998. She has a Masters degree from the Academy of Chemistry in Moscow. She subsequently moved to Vancouver, BC and pursued PhD studies in chemistry at the University of British Columbia from 1996 to 1997 and, since 1998 has completed two year's of a law degree at the University of British Columbia. She served as a director of Beagle Ventures Resources in Vancouver, BC from August 1998 to April 1999 and has been a director of Slavko Enterprises, Inc., a provider of business consulting services since 1996.

  There are no family relationships among the directors. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected.

Board Committees

  The Company currently has a standing audit committee of its Board of Directors consisting of Michael Foley, Alina Nikolaeva and Patrick Charles. The audit committee reviews the Company's accounting policies, practices, internal accounting controls and financial reporting. The audit committee also oversees the engagement of the Company's independent auditors, reviews the audit findings and recommendations of the independent auditors, and monitors the extent to which management has implemented the findings and recommendations of the independent auditors. The committee was formed in September 1999 and held no meetings during the year ended December 31, 1999.

  The Company has a compensation committee of its Board of Directors consisting of Michael Foley, Alina Nikolaeva and Patrick Charles. The compensation committee establishes salaries, incentives, and other forms of compensation for the chief executive officer, the chief financial officer, and certain other key employees of the Company and its subsidiaries. The compensation committee also administers policies relating to compensation and benefits, including the 1999 Stock Option and Stock Incentive Compensation Plan set forth in Proposal 3 of this Proxy Statement. The committee was formed in September 1999 and held no meetings during the year ended December 31, 1999.

Board Meetings

  During the year ended December 31, 1999, the Company's Board of Directors held six meetings. All persons who were directors during the year ended December 31, 1999 attended, in person or by telephone, at least seventy-five percent of all of the meetings held while they were directors. The Board of Directors also approved certain actions by unanimous written consent.

Board Compensation

  The Company has not paid director's fees to its directors. The Company does, however, reimburse actual expenses incurred by directors in attending Board meetings.

Vacancies

  Replacement directors for vacancies resulting from an increase in the size of the Board of Directors or the resignation or removal of a director may be appointed by the Board of Directors, or may be elected by the shareholders at a special meeting. Directors so appointed or elected hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of April 10, 2000 by
(i) all persons who own of record or are known to the Company to beneficially own more than 5% of the issued and outstanding shares of common stock, and
(ii) by each director, each director nominee, each Named Executive named in the tables under "Executive Compensation" and by all executive officers and directors as a group:

                                                     Amount and Nature of  Percent of Class
                                Positions and         Beneficial Common   Based on Beneficial
    Name and Address            Offices Held          Stock Ownership(1)     Ownership(1)
    ----------------            -------------        -------------------- -------------------
Graham Andrews.......... President and CEO, Director      1,394,963(2)            6.54%
 121 Lakeside
 Seattle, WA 98122


Michael Foley........... Director and Secretary             104,500(3)               *
 Suite 1380
 885 West Georgia Street
 Vancouver, B.C. V6C 3E8
 Canada


Alina Nikolaeva......... Director                           804,675(4)            3.77%
 2405 Bidwell Street
 Vancouver, B.C. V6G 2K8
 Canada


Patrick Charles......... Director                           114,500(5)               *
 8756 122 Avenue NE
 Kirkland, WA 98033


Randolph Management,
 Inc.................... Stockholder                      2,200,000              10.32%
 550 Old Country Rd,
  Suite 314
 Hicksville, NY 11801


Eastfield Investments,
 Ltd.................... Stockholder                      1,648,000(6)            7.30%
 Old Bank Chambers
 PO Box 428
 Grande Rue, St Martins
 Guernsey GY1 3WZ
 Channel Islands


All Directors and
 Officers as a group
 (six persons) .........                                  2,631,138(7)           12.31%

--------
 *   less than one percent

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 1,372,463 shares of restricted Common Stock and 22,500 options to purchase shares of Common Stock exercisable within 60 days.

(3) Includes 100,000 shares of restricted Common Stock and 4,500 options to purchase shares of Common Stock exercisable within 60 days.

(4) Includes 800,175 shares of restricted Common Stock and 4,500 options to purchase shares of Common Stock exercisable within 60 days.

(5) Includes 110,000 shares of restricted Common Stock and 4,500 options to purchase shares of Common Stock exercisable within 60 days.

(6) Includes 398,000 shares of restricted Common Stock and 1,250,000 warrants to purchase shares of Common Stock exercisable within 60 days.

(7) Includes 2,572,638 shares of restricted Common Stock and 58,500 options to purchase shares of Common Stock exercisable within 60 days.

                            EXECUTIVE COMPENSATION

Employment Contracts

  On November 26, 1999, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with William Antony McNamara. The term of this agreement is twelve months. The salary was set at a minimum of $92,000 per year, to be reviewed for increase by the board of directors on a quarterly basis. In the event that the Company terminates Mr. McNamara's employment without cause, 90 days' severance will be paid.

  On February 28, 2000, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with Graham Andrews. The term of this agreement is twelve months. The salary was set at a minimum of $76,000 per year for working 150 days up to a maximum of $130,000 for 250 days work. In the event that the Company terminates Mr. Andrew's employment without cause, 90 days' severance will be paid.

Compensation

  The following table shows all cash compensation paid or to be paid by the Company as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer (the "Named Executive"). No executive officers of the Company as of the end of the Company's last fiscal year had received salary and bonus for such period which exceeded $100,000.

                          Summary Compensation Table

                                                                   Long Term Compensation
                                                        --------------------------------------------
                                 Annual Compensation           Awards          Payouts
                              ------------------------- --------------------- ---------
                                                                              Long Term
                                                        Restricted Securities Incentive
                                           Other Annual   Stock    Underlying   Plan     All Other
   Name and Principal         Salary Bonus Compensation  Award(s)   Options    Payouts  Compensation
        Position         Year  ($)    ($)      ($)         ($)       (#)(1)      ($)        ($)
   ------------------    ---- ------ ----- ------------ ---------- ---------- --------- ------------
Graham Andrews.......... 1999  $ 0    $ 0      $ 0         $ 0       50,000      $ 0        $ 0
 CEO, Director

--------
(1)  Common Stock Purchase Options

Option Exercises and Holdings

  The following table sets forth information with respect to the Named Executive, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year December 31, 1999.

  Aggregated Options in Last Fiscal Year and Fiscal Year-End Options Values:

                                                    Number of Securities
                                                   Underlying Unexercised     Value of Unexercised
                                                       Options/SARs at      In-The-Money Options/SARs
                                                     Fiscal Year-End(#)       At Fiscal Year-End($)
                                                  ------------------------- -------------------------
                         Shares Acquired  Value
          Name           on Exercise(#)  Realized Exercisable Unexercisable Exercisable Unexercisable
          ----           --------------- -------- ----------- ------------- ----------- -------------
Graham Andrews..........         0         $ 0          0        50,000           0          $ 0

--------
(1)  No options were exercisable at the 1999 fiscal year-end.

(2) All options are granted subject to the terms and conditions of the 1999 Stock Incentive and Stock Option Plan.

  On April 4, 2000 the Board of Directors of the Company authorized the granting of options to purchase an additional 291,000 shares of the Company's Common Stock at $1.52 per share, vesting 25% after four months then ratably over the remainder of four years. The options were granted to officers and key employees of the Company. As part of the total grant Mr. Andrews received options to purchase an additional 100,000 shares.

Benefit Plans

  The Company has no compensation, pension, profit sharing or similar plans in effect, other than a simple IRA plan. It provides medical insurance coverage to employees and officers and may provide other benefits in the future. The Company reimburses actual expenses incurred in attending Board meetings. The Company's 1999 Stock Option And Stock Incentive Compensation Plan as amended is described in Proposal 3, below.

Certain Relationships And Related Transactions

  On November 26, 1999, the Company entered into an employment agreement (the "McNamara Agreement") with William Anthony McNamara ("McNamara"), under which McNamara agreed to become an employee of the Company and to become its Chief Technology Officer. Under the McNamara Agreement, McNamara conveyed to the Company all of the right, title and interest to computer software and programs known as the Local Hard Drive product. Under the McNamara Agreement, the Company issued to McNamara 200,000 shares of the Company's restricted common stock. In addition, McNamara was granted a royalty of 12.5% of any revenues generated from sales of Local Hard Drive software or derivatives from it. On January 13, 2000, the McNamara Agreement was extended to confirm that the SafeMessage technology was a derivative of the Local Hard Drive product and sales of SafeMessage would be subject to the royalty set out in the McNamara Agreement. The Company is currently negotiating with McNamara a reduction in the royalty percentage.

  The Company leases an office in Vancouver, British Columbia for a monthly rental of approximately $1,200. One of its directors periodically uses this office for conducting business unrelated to that of the Company.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE
                       THREE DIRECTORS NOMINATED ABOVE.

                                  PROPOSAL 2

                        INDEPENDENT PUBLIC ACCOUNTANTS

Ratification

  Subject to ratification by the shareholders at the Meeting, the Board of Directors has appointed KPMG LLP as independent auditors for the fiscal year ending December 31, 2000 and until their successors are selected. KPMG LLP has served as auditors of the consolidated financial statements of the Company for the fiscal year ended December 31, 1999. A representative of KPMG will be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

  The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required to ratify the appointment of KPMG LLP as independent public accountants. Abstentions and broker non-votes will have the effect of a vote against ratification.

Resignation of Independent Accountants

  On February 21, 2000, Barry L Friedman PC resigned as the Company's auditor at the request of the Board of Directors. During the two previous fiscal years, the auditor expressed no adverse opinion, nor was any audit qualified or modified. There were no disagreements of any kind between the Company and Barry L Friedman PC. The Board of Directors decided that it wanted to use a major accounting firm to perform its audit and therefore asked Barry L Friedman to resign.

  On February 21, 2000, the Company engaged KPMG LLP ("KPMG") as its certifying accountant. Management has not previously consulted with KPMG on any accounting or financial reporting matters.

  Other than the disclosures above, there are no other matters required pursuant to Form 8-K, or Item 304 of Regulation S-K, to be disclosed herein.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF KPMG LLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
                 FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                  PROPOSAL 3

        APPROVAL OF THE COMPANY'S 1999 STOCK OPTION AND STOCK INCENTIVE
                         COMPENSATION PLAN, AS AMENDED

Description of the Plan

  The 1999 Stock Option and Stock Incentive Compensation Plan, as amended (the "Plan") was established to encourage selected key employees, consultants, and directors of the Company to enhance the ability of the Company to attract and retain qualified individuals. The Plan was adopted by the Board of Directors on September 7, 1999 subject to shareholder approval. All employees (approximately 10 individuals as of the date of this proxy), consultants, and directors are eligible to participate in the Plan. The Plan provides for the granting of stock options that are qualified under Section 422 of the Internal Revenue Code, options which are non-qualified under Section 422 and grants of stock. The following description of the Plan is qualified in its entirety by reference to Exhibits A and B to this Proxy Statement.

  The Plan is administered by the Compensation Committee of the Board of Directors ("Committee"). This Committee, solely in its discretion, selects participants and determines the amount and terms of awards under the Plan.

  Subject to adjustment under certain circumstances to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, the number of shares of Common Stock available for awards (whether options or restricted stock) under the Plan is 2,000,000. These shares may be issued in connection with grants of options for Common Stock or as grants of restricted Common Stock. The exercise price for all options will be not less than the fair market value of the Common Stock on the date of the grant, except that options granted to greater than 10% shareholders will be not less than 110% of the fair value of the Common Stock on the date of the grant. The option award provides that all options expire ten years after the date of grant, except that options granted to greater than 10% shareholders will expire five years after the date of grant. No awards may be granted under the Plan after September 7, 2009.

  The Company has granted Incentive Options to purchase the Common Stock of the Company pursuant to the Plan. 220,000 outstanding Incentive Options have been granted under the Plan at an exercise price of $.60 and will vest 25% after four months, then ratably on a monthly basis over the remainder of a two year vesting period; 20,000 outstanding Incentive Options have been granted under the Plan at an exercise price of $1.85 and will vest 25% after four months, then ratably on a monthly basis over the remainder of a four year vesting period; 291,000 outstanding Incentive Options have been granted under the Plan at an exercise price of $1.52 and will vest 25% after four months, then ratably on a monthly basis over the remainder of a four year vesting period.

  The Plan may be amended, altered, suspended, discontinued, or terminated by the Company's Board of Directors except to the extent prohibited by applicable law and as expressly provided in an award agreement or in the Plan. The Committee, however, may amend the terms of any award previously granted with the consent of the holder.

  An affirmative vote of a majority of the shares present or represented in person or by proxy at the Annual Meeting is required for approval of the Plan. Abstentions and broker non-votes will have the effect of a vote against approval.

      THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE
                     SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                        OTHER MATTERS TO BE VOTED UPON

  Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Due to an oversight, the following individuals did not file on a timely basis Forms 3, 4 or 5 reporting changes in beneficial ownership: Graham Andrews, Patrick Charles, Michael Foley, Alina Nikolaeva and William Antony McNamara. Also, Randolph Management, Inc., a 10 percent shareholder, did not file Form 5 on its due date. The aforementioned reports, with the exception of that for Randolph Management, have all been filed subsequent to the filing the Company's 10-KSB.

Schedule of non-compliance with section 16(a) of the Exchange Act

                                                            Number   Number of
                                                            of Late Transactions
   Name                                                     Reports Not Reported
   ----                                                     ------- ------------
   Graham Andrews..........................................     3         4
   Patrick Charles.........................................     2         3
   Alina Nikolaeva.........................................     2         2
   William Antony McNamara.................................     4         5
   Michael Foley...........................................     2         2
   Randolph Management, Inc................................     2         1

                             SHAREHOLDER PROPOSALS

  Proposals of shareholders intended to be presented at the 2001 annual meeting of Stockholders must be received by the Company on or before December 31, 2000 in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                            SOLICITATION OF PROXIES

  The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services), by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

  A copy of the Company's 1999 Annual Report on Form 10-KSB, which includes the Company's Financial Statements for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. The Annual Report is not to be treated as part of or incorporated by reference into the proxy solicitation material.

       INAPPROPRIATE REGISTRATION OF STOCK ISSUED UNDER CONSULTANT PLANS

  The Company, on May 24, 2000, announced via press release and the filing of Form 8-K/A its determination that shares of unrestricted stock which it has issued to consultants under certain consulting plans were not eligible for registration with the SEC on the form of registration statement filed by the Company. The Company filed Form S-8 registration statements on December 10, 1999, and January 20, 2000, for the purpose of registering stock issued under consulting agreements covering a range of stated services. Both registration statements included an opinion from the Company's former attorney stating that the Company could issue unrestricted stock to the consultants under the Form S-8 registration statements.

  Unfortunately, none of the consultants were natural persons as required by Form S-8, but were each some form of legal entity. In addition, the consulting agreement filed under the December 1999 Form S-8 included among the services to be rendered activities related to capital raising. Form S-8 is not available for registration of stock issued in connection with capital raising activities. Finally, as reported in the Company's May 1, 2000 press release, the consultants who received stock in January 2000 never performed any of the required services and Company management now doubts that any additional services will ever be provided pursuant to the agreements. Form S-8 is not available to register shares where bona fide services are not rendered by the consultants. The Company recorded a non-cash charge to earnings in the quarter ended March 31, 2000 of $2,200,000.

  At this date, the consultants have transferred into street name all of the shares issued to them by the Company under the inappropriate registration statements. The Company does not know whether the consultants still hold the shares or have sold them into the market.

  The Company is initiating discussions with the SEC to address the situation and is evaluating its options with relation to its former attorney and the consultants.

  Please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Graham Andrews

                                          Graham Andrews
                                          Chief Executive Officer & President

May 26, 2000

                                                                     Appendix A

                              ABSOLUTEFUTURE.COM

             1999 STOCK OPTION & STOCK INCENTIVE COMPENSATION PLAN

SECTION 1. PURPOSE

  The purpose of the Absolutefuture.com 1999 Stock Incentive Compensation Plan (the "Plan") is to enhance the long-term shareholder value of Absolutefuture.com, a Nevada corporation (the "Company"), by offering opportunities to selected persons to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Related Corporations (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

  For purposes of the Plan, the following terms shall be defined as set forth below:

  "Award" means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Stock Awards and Options, or any combination of the foregoing.

  "Board" means the Board of Directors of the Company.

  "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Common Stock" means the common stock, par value $0.001 per share, of the Company.

  "Corporate Transaction" has the meaning set forth in Section 12.3.1.

  "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Corporation and to be engaged in any substantial gainful activity.

  "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

  "Effective Date" has the meaning set forth in Section 16.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for a single trading day or
(b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If the Common Stock is not listed on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange and the Common Stock is listed on the NASD OTC Bulletin Board, then the average of the high and low per share sales prices for the Common Stock as reported by the NASD OTC Bulletin Board for a single trading day. If there is no such reported price for the

Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

  "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice from the Participant:

  (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) that, in the Participant's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities that, in the Participant's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's employment for Cause, for Disability or as a result of his or her death, or by the Participant other than for Good Reason;

  (b) a reduction in the Participant's annual base salary;

  (c) the Successor Corporation's requiring the Participant (without the Participant's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

  (d) the Successor Corporation's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction;

  (e) any material breach by the Successor Corporation of its obligations to the Participant under the Plan or any substantially equivalent plan of the Successor Corporation; or

  (f) any purported termination of the Participant's employment or service relationship for Cause by the Successor Corporation that is not in accordance with the definition of Cause under the Plan.

  "Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award and all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

  "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

  "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

  "Option" means the right to purchase Common Stock granted under Section 7.

  "Option Term" has the meaning set forth in Section 7.3.

  "Parent," except as otherwise provided in Section 8.3 in connection with Incentive Stock Options, means any entity, whether now or hereafter existing, that directly or indirectly controls the Company.

  "Participant" means (a) the person to whom an Award is granted; (b) for a Participant who has died, the personal representative of the Participant's estate, the person(s) to whom the Participant's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 11; or (c) the person(s) to whom an Award has been transferred in accordance with Section 11.

  "Plan Administrator" means the Board or any committee or committees designated by the Board to administer the Plan under Section 3.1.

  "Related Corporation" means any Parent or Subsidiary of the Company.

  "Retirement" means retirement as of the individual's normal retirement date under the Company's 401(k) Plan or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Stock Award" means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

  "Subsidiary," except as otherwise provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company.

  "Successor Corporation" has the meaning set forth in Section 12.3.

  "Termination Date" has the meaning set forth in Section 7.6.

SECTION 3. ADMINISTRATION

3.1 Plan Administrator

  The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (a "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2 Administration and Interpretation by Plan Administrator

  Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

  Subject to adjustment from time to time as provided in Section 12.1, a maximum of 1,000,000 shares of Common Stock shall be available for issuance under the Plan.

  Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.2 Limitations

  (a) Subject to adjustment from time to time as provided in Section 12.1, not more than an aggregate of 300,000 shares shall be available for issuance pursuant to grants of Stock Awards under the Plan.

  (b) Subject to adjustment from time to time as provided in Section 12.1, not more than 100,000 shares of Common Stock may be made subject to Stock Awards under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 500,000 shares to newly hired individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.3 Reuse of Shares

  Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5. ELIGIBILITY

  Awards may be granted under the Plan to those officers, directors and employees of the Company and its Related Corporations as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such Participants render bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. AWARDS

6.1 Form and Grant of Awards

  The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

6.2 Settlement of Awards

  The Company may settle Awards through the delivery of shares of Common Stock, cash payments, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents. The Plan Administrator may at any time offer to buy out, for a payment in cash or Common Stock, an Award previously granted based on such terms and conditions as the Plan Administrator shall establish and communicate to the Participant at the time such offer is made.

6.3 Acquired Company Awards

  Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

SECTION 7. AWARDS OF OPTIONS

7.1 Grant of Options

  The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price

  The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and with respect to Nonqualified Stock Options. For Incentive Stock Options granted to a more than 10% shareholder, the Option exercise price shall be as specified in Section 8.2.

7.3 Term of Options

  The term of each Option (the "Option Term") shall be as established by the Plan Administrator or, if not so established, shall be ten years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Sections 8.2 and 8.4.

7.4 Exercise of Options

  The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

        Period of Participant's Continuous
                   Employment or
      Service With the Company or Its Related     Percent of Total Option
      Corporations From the Option Grant Date  That Is Vested and Exercisable
      ---------------------------------------  ------------------------------
     After 4 months of fulltime employment....       25%
     Each additional one-month period of
      continuous
      employment completed thereafter.........       An additional 1/20
     After 2 years............................       100%

  The Plan Administrator may adjust the vesting schedule of an Option held by a Participant who works less than "full-time" as that term is defined by the Plan Administrator.

  To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 Payment of Exercise Price

  The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of

    (a) cash or check;

    (b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

    (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

    (d) such other consideration as the Plan Administrator may permit.

  In addition, to assist a Participant (including a Participant who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the payment by a Participant of a full-recourse promissory note, (ii) the payment by the Participant of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the Participant from a third party. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment.

7.6 Post-Termination Exercises

  The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Related Corporations, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

    (a) Any portion of an Option that is not vested and exercisable on the date of termination of the Participant's employment or service relationship (the "Termination Date") shall expire on such date.

    (b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of

      (i) the last day of the Option Term;

      (ii) if the Participant's Termination Date occurs for reasons other than Cause, death, Disability, or Retirement, the three-month anniversary of such Termination Date;

      (iii) if the Participant's Termination Date occurs by reason of Retirement, the one-year anniversary of such Termination Date; and

      (iv) if the Participant's Termination Date occurs by reason of Disability or death, the one-year anniversary of such Termination Date.

  Notwithstanding the foregoing, if the Participant dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

  Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, the Option shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option likewise shall be suspended during the period of investigation.

  A Participant's transfer of employment or service relationship between or among the Company and its Related Corporations, or a change in status from an employee to a consultant, agent, advisor or independent contractor, shall not be considered a termination of employment or service relationship for purposes of this Section 7. Employment or service relationship shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was approved by the Company or a Related Corporation in writing and if continued crediting of service for purposes of this Section 7 is expressly required by the terms of such leave or by applicable law (as determined by the Company). The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

  To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

  To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the

Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 More Than 10% Shareholders

  If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.3 Eligible Employees

  Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4 Term

  Except as provided in Section 8.2, the Option Term shall not exceed 10 years.

8.5 Exercisability

  An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date for reasons other than death or Disability, (b) more than one year after the Termination Date by reason of Disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

  For purposes of this Section 8.5, Disability shall mean "disability" as that term is defined for purposes of Section 422 of the Code.

8.6 Taxation of Incentive Stock Options

  In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 Promissory Notes

  The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK AWARDS

9.1 Grant of Stock Awards

  The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit-related return ratios, cash flow or total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

9.2 Issuance of Shares

  Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3 Waiver of Restrictions

  Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate provisions; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under
Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

SECTION 10. WITHHOLDING

  The Company may require the Participant to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations , in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock (up to the minimum required federal tax withholding rate) or (c) by transferring to the Company shares of Common Stock (already owned by the Participant for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Related Corporation.

SECTION 11. ASSIGNABILITY

  Awards granted under the Plan and any interest therein may not be assigned, pledged or transferred by the Participant and may not be made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Participant to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 12. ADJUSTMENTS

12.1 Adjustment of Shares

  In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1 and the maximum number and kind of securities that may be made subject to Stock Awards and to Awards to any individual as set forth in Section 4.2, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Section 12.1 but shall be governed by Sections 12.2 and 12.3, respectively.

12.2 Dissolution or Liquidation

  In the event of the proposed dissolution or liquidation of the Company, the Plan Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Plan Administrator in its discretion may permit a Participant to exercise an Option until ten days prior to such transaction with respect to all vested and exercisable shares of Common Stock covered thereby and with respect to such number of unvested shares as the Plan Administrator shall determine. In addition, the Plan Administrator may provide that any forfeiture provision or Company repurchase option applicable to any Award shall lapse as to such number of shares as the Plan Administrator shall determine, contingent upon the occurrence of the proposed dissolution or liquidation at the time and in the manner contemplated. To the extent an Option has not been previously exercised, the Option shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to a Stock Award has not been waived by the Plan Administrator, the Stock Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

12.3 Corporate Transaction

  12.3.1 Definitions

  The following terms shall be defined as set forth below:

    "Corporate Transaction" means any of the following events:

      (a) Consummation of any merger or consolidation of the Company with or into another corporation; or

      (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or substantially all the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as defined in Section 8.3) of the Company; or

      (c) Acquisition by a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record). Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

    Any such Awards that are assumed or replaced in the Corporate Transaction, other than a Related Party Transaction, and do not otherwise accelerate at that time shall be accelerated in the event that the Participant's employment or service relationship should subsequently terminate within two years following such Corporate Transaction, unless such employment or service relationship is terminated by the Successor Corporation for Cause or by the Participant voluntarily without Good Reason.

    "Related Party Transaction" means (a) a merger of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the surviving corporation immediately after the merger, (b) a mere reincorporation of the Company or (c) a transaction undertaken for the sole purpose of creating a holding company.

  12.3.2 Options

  In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing the Award, each outstanding Option shall be assumed or continued or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume, continue or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the shares of Common Stock subject thereto, including shares as to which the Option would not otherwise be vested or exercisable. If an Option will become fully vested and exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Plan Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a specified time period after the date of such notice, and the Option shall terminate upon the expiration of such period, in each case conditioned on the consummation of the Corporate Transaction. For the purposes of this Section 12.3, the Option shall be considered assumed if, following the Corporate Transaction, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option, immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction. All Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

  12.3.3 Stock Awards

  In the event of a Corporate Transaction, the vesting of shares subject to Stock Awards shall accelerate, and the forfeiture provisions to which such shares are subject shall lapse, if and to the same extent that the vesting of outstanding Options accelerates in connection with the Corporate Transaction. If unvested Options are to be assumed, continued or substituted by a Successor Corporation without acceleration upon the occurrence of a Corporate Transaction, the forfeiture provisions to which such shares are subject will continue with respect to shares of the Successor Corporation that may be issued in exchange for such Shares.

12.4 Further Adjustment of Awards

  Subject to Sections 12.2 and 12.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

12.5 Limitations

  The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 13. MARKET STANDOFF

  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering. Holders of shares issued pursuant to an Award granted under the Plan shall be subject to the market standoff provisions of this paragraph only if the officers and directors of the Company are also subject to similar arrangements.

  In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 13, to the same extent the purchased shares are at such time covered by such provisions.

  In order to enforce the limitations of this Section 13, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

SECTION 14. AMENDMENT AND TERMINATION OF PLAN

14.1 Amendment of Plan

  The Plan may be amended only by the Board in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with
Section 422 of the Code or any applicable law or regulation, shareholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

14.2 Termination of Plan

  The Board may suspend or terminate the Plan at any time. The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of (a) the Plan's adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

14.3 Consent of Participant

  The amendment or termination of the Plan or the amendment of an outstanding Award shall not, without the Participant's consent, impair or diminish any rights or obligations under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 12 shall not be subject to these restrictions.

SECTION 15. GENERAL

15.1 Evidence of Awards

  Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

15.2 No Individual Rights

  Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Corporation or limit in any way the right of the Company or any Related Corporation to terminate a Participant's employment or other relationship at any time, with or without Cause.

15.3 Registration

  Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

  The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

  To the extent that the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

15.4 No Rights as a Shareholder

  No Option or Stock Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

15.5 Compliance With Laws and Regulations

  Notwithstanding anything in the Plan to the contrary, the Plan
Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

15.6 Participants in Foreign Countries

  The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Corporations may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

15.7 No Trust or Fund

  The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

15.8 Severability

  If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.9 Choice of Law

  The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of laws.

SECTION 16. EFFECTIVE DATE

  The Effective Date is the date on which the Plan is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

  Adopted by the Board on September 7, 1999 and approved by the Company's
shareholders on           , 2000.

                    PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS

                                  SUMMARY PAGE

                                            Section/Effect of
Date of Board Action         Action             Amendment     Date of Shareholder Approval
--------------------         ------         ----------------- ----------------------------
September 7, 1999     Initial Plan Adoption                                    , 2000
May 22, 2000          Amendment No. 1          4.1 and 7.5                     , 2000

                                                                     Appendix B

                              ABSOLUTEFUTURE.COM

   AMENDMENT NO. 1 TO 1999 STOCK OPTION & STOCK INCENTIVE COMPENSATION PLAN

  In accordance with Section 4.1 of the 1999 Stock Option & Stock Option Compensation Plan of the Company (the Plan), the Plan is hereby amended as follows:

  1. The first sentence of Section 4.1 of the Plan is amended to read as follows:

    Subject to adjustment from time to time as provided in Section 12.1, a maximum of 2,000,000 shares of Common Stock shall be available for issuance under the Plan.

  2. Section 7.5 of the Plan is amended in its entirety to read as follows:

    7.5 Payment of Exercise Price.

    An Option may be exercised by the Participant by the tendering of exercise price as follows:

      7.5.1 Payment of Exercise Price. Except as permitted by Sections
    7.5.2 and 7.5.3, the exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of

      a. cash or check;

      b. tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

      c. if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (x) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (y) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

      d. such other consideration as the Plan Administrator may permit.

      7.5.2 Net Exercise. With respect to the exercise of Nonqualified Stock Options only, at the request of the Participant and with the approval of the Administrator in its sole discretion, a Nonqualified Stock Option may be exercised without any payment of cash consideration by the Participant through a net exercise whereby the Company will issue to the Participant the number of shares of Common Stock equal to the product of (i) the difference between the total Fair Market Value of the shares underlying the Option at the time of exercise and the aggregate exercise price for such shares, divided by (ii) the price per share for the Common Stock at the time of the exercise of the Option.

      7.5.3 Other Payment Arrangements. In order to assist a Participant (including a Participant who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the payment by a Participant of a full-recourse promissory note, (ii) the payment by the Participant of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the Participant from a third party. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment.

Approved by the Board of Directors on May 22, 2000
Approved by the shareholders on            , 2000

Signature: ______________________
Name: ___________________________
Title: Secretary

                               AbsoluteFuture.com
                         Annual Meeting, June 27, 2000
PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Graham Andrews and Michael Foley, as Proxies, each with full power to appoint a substitute, and hereby authorizes each of them to appear and vote as designated below, all shares of Common Stock of AbsoluteFuture.com held on record by the undersigned on April 28, 2000, at the Annual Meeting of Stockholders to be held on June 27, 2000, and any adjournments thereof.

The undersigned hereby directs this Proxy to be voted:

1. Election of Directors:

   [_] FOR the election as directors         [_] WITHHOLD AUTHORITY to vote
       of all nominees listed below              for all nominees listed below
       (except as marked to the
       contrary below)

              GRAHAM ANDREWS     ALINA NIKOLAEVA     MICHAEL FOLEY

   (INSTRUCTION: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual's name)

2. Proposal to ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2000.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

3. Proposal to approve the Company's 1999 Stock Option and Stock Incentive Compensation Plan as amended, which is attached as Appendix A and B to the Proxy Statement.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN

4. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.
                                      (Continued and to be signed on other side)




(Continued from other side)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

Shares represented by this Proxy will be voted at the meeting in accordance with the shareholder's specifications above. The proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of the Annual Meeting of Shareholders to the undersigned.


                                            Date:
                                                 ------------------------------


                                            -----------------------------------
                                                 Signature of stockholder


                                            -----------------------------------
                                                 Signature if held jointly